                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 2007
                                                        ------------------

                        COMMUNITY FINANCIAL SHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          0-51296               36-4387843
         --------                          -------               ----------
(State or other Jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                 357 Roosevelt Road, Glen Ellyn, Illinois 60137
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (630) 545-0900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.
              ------------

         On September 24, 2007, Community Financial Shares, Inc. (the "Company") issued a press release announcing that on September 19, 2007, the Board of Directors declared a quarterly dividend of $0.06 per share. The dividend is payable on or about October 31, 2007, to stockholders of record as of October 17, 2007.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (d)    Exhibits

              Number         Description
              ------         -----------

              99.1           Press Release Dated September 24, 2007

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 24, 2007                 By: /s/ Eric J. Wedeen
                                               -------------------------------
                                               Eric J. Wedeen
                                               VICE PRESIDENT AND CHIEF
                                               FINANCIAL OFFICER